UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) March 10, 2026

Ally Auto Receivables Trust 2026-1

(Issuing Entity with respect to Securities)

Ally Auto Assets LLC

(Depositor with respect to Securities)

Ally Bank

(Sponsor with respect to Securities)

Delaware	333-286053-02	41-6873451
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Ally Auto Assets LLC 500 Woodward Avenue Detroit, Michigan		48226
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (866) 710-4623

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 and 8.01. Entry into a Material Definitive Agreement and Other Events.

Ally Auto Assets LLC (“Ally Auto”) has registered an issuance of $14,857,853,748.25 in principal amount of asset backed notes on Form SF-3 (Registration File No. 333-286053) under the Securities Act of 1933, as amended (the “Act”), filed on March 24, 2025, as amended by Pre-Effective Amendment No. 1 on May 2, 2025 (as amended, the “Registration Statement”).

Pursuant to the Registration Statement, Ally Auto Receivables Trust 2026-1 (the “Issuing Entity”) issued and sold $312,365,000 aggregate principal balance of Class A-2 3.91% Asset Backed Notes (the “Class A-2 Notes”), $359,865,000 aggregate principal balance of Class A-3 3.92% Asset Backed Notes (the “Class A-3 Notes”), and $86,050,000 aggregate principal balance of Class A-4 4.02% Asset Backed Notes (the “Class A-4 Notes” and, together with the Class A-2 Notes and the Class A-3 Notes, the “Sold Notes”) on March 10, 2026 (the “Closing Date”). The Sold Notes have an aggregate principal balance of $758,280,000. The Issuing Entity also issued $13,050,000 aggregate principal balance of Class A-1 3.830% Asset Backed Notes (the “Class A-1 R Notes”), $16,445,000 aggregate principal balance of Class A-2 3.91% Asset Backed Notes (the “Class A-2 R Notes”), $18,945,000 aggregate principal balance of Class A-3 3.92% Asset Backed Notes (the “Class A-3 R Notes”), $4,530,000 aggregate principal balance of Class A-4 4.02% Asset Backed Notes (the “Class A-4 R Notes” and, together with the Class A-1 R Notes, the Class A-2 R Notes and the Class A-3 R Notes, the “Class A R Notes”), $1,180,000 aggregate principal balance of Class B 4.20% Asset Backed Notes (the “Class B R Notes”), $990,000 aggregate principal balance of Class C 4.44% Asset Backed Notes (the “Class C R Notes”) and $730,000 aggregate principal balance of Class D 4.83% Asset Backed Notes (the “Class D R Notes” and, together with the Class A R Notes, the Class B R Notes and the Class C R Notes, the “Retained Notes”). Additionally, the Issuing Entity issued Certificates with a nominal amount of $95,000 (the “Majority Certificates”) and Certificates with a nominal amount of $5,000 (the “Retained Certificates” and, together with the Majority Certificates, the “Certificates”). Only the Sold Notes were offered publicly for sale. On the Closing Date, Ally Auto also sold $247,850,000 aggregate principal balance of Class A-1 3.830% Asset Backed Notes, $22,380,000 aggregate principal balance of Class B 4.20% Asset Backed Notes, $18,640,000 aggregate principal balance of Class C 4.44% Asset Backed Notes and $13,860,000 aggregate principal balance of Class D 4.83% Asset Backed Notes to Ally Subordinate Holdings LLC, an affiliate of Ally Auto, in a transaction exempt from the registration requirements of the Act. The Retained Notes and the Certificates will initially be held by Ally Auto, a majority-owned affiliate of Ally Bank, the sponsor.

This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which (other than the Securities Account Control Agreement) were filed as Exhibits to the Registration Statement.

The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of the Closing Date between the Issuing Entity and U.S. Bank Trust Company, National Association, as Indenture Trustee.

The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of motor vehicle retail instalment sale contracts (the “Receivables”) secured by new and used automobiles and light duty trucks financed thereby.

On the Closing Date, the Receivables had the characteristics described in the Prospectus, dated as of March 3, 2026 filed with the Commission pursuant to Rule 424(b)(5) of the Act on March 5, 2026.

Item	9.01. Exhibits

Exhibit 4.1	Indenture between Ally Auto Receivables Trust 2026-1 and U.S. Bank Trust Company, National Association, as Indenture Trustee, dated as of March 10, 2026.

Exhibit 4.2	Trust Agreement between Ally Auto Assets LLC, as Depositor and BNY Mellon Trust of Delaware, as Owner Trustee and Paying Agent, dated as of March 10, 2026.

Exhibit 4.3	Pooling Agreement between Ally Bank, as Seller, and Ally Auto Assets LLC, dated as of March 10, 2026.

Exhibit 99.1	Trust Sale Agreement between Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2026-1, as Issuing Entity, dated as of March 10, 2026.

Exhibit 99.2	Custodian Agreement between Ally Bank, as Custodian, and Ally Auto Assets LLC, as Depositor, dated as of March 10, 2026.

Exhibit 99.3	Administration Agreement among Ally Auto Receivables Trust 2026-1, as Issuing Entity, Ally Bank, as Administrator, and U.S. Bank Trust Company, National Association, as Indenture Trustee, dated as of March 10, 2026.

Exhibit 99.4	Servicing Agreement among Ally Bank, as Servicer, Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2026-1, as Issuing Entity, dated as of March 10, 2026.

Exhibit 99.5	Asset Representations Review Agreement among Ally Auto Receivables Trust 2026-1, as Issuing Entity, Ally Bank, as Sponsor, and Clayton Fixed Income Services LLC, as Asset Representations Reviewer, dated as of March 10, 2026.

Exhibit 99.6	Securities Account Control Agreement among Ally Auto Receivables Trust 2026-1, as Issuing Entity, U.S. Bank Trust Company, National Association, as Indenture Trustee, and U.S. Bank National Association, as Securities Intermediary, dated as of March 10, 2026.

Form 8-K re: transaction documents

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Indenture between Ally Auto Receivables Trust 2026-1 and U.S. Bank Trust Company, National Association, as Indenture Trustee, dated as of March 10, 2026.

Exhibit 4.2	Trust Agreement between Ally Auto Assets LLC, as Depositor and BNY Mellon Trust of Delaware, as Owner Trustee and Paying Agent, dated as of March 10, 2026.

Exhibit 4.3	Pooling Agreement between Ally Bank, as Seller, and Ally Auto Assets LLC, dated as of March 10, 2026.

Exhibit 99.1	Trust Sale Agreement between Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2026-1, as Issuing Entity, dated as of March 10, 2026.

Exhibit 99.2	Custodian Agreement between Ally Bank, as Custodian, and Ally Auto Assets LLC, as Depositor, dated as of March 10, 2026.

Exhibit 99.3	Administration Agreement among Ally Auto Receivables Trust 2026-1, as Issuing Entity, Ally Bank, as Administrator, and U.S. Bank Trust Company, National Association, as Indenture Trustee, dated as of March 10, 2026.

Exhibit 99.4	Servicing Agreement among Ally Bank, as Servicer, Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2026-1, as Issuing Entity, dated as of March 10, 2026.

Exhibit 99.5	Asset Representations Review Agreement among Ally Auto Receivables Trust 2026-1, as Issuing Entity, Ally Bank, as Sponsor, and Clayton Fixed Income Services LLC, as Asset Representations Reviewer, dated as of March 10, 2026.

Exhibit 99.6	Securities Account Control Agreement among Ally Auto Receivables Trust 2026-1, as Issuing Entity, U.S. Bank Trust Company, National Association, as Indenture Trustee, and U.S. Bank National Association, as Securities Intermediary, dated as of March 10, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLY AUTO ASSETS LLC

By:	/s/ Jalpesh Patel
Name:	Jalpesh Patel
Title:	Vice President

Dated: March 10, 2026

Form 8-K re: transaction documents